Exhibit 8.1

Corporate Name	Corporate Purpose or Line of Business	Location	Voting Rights (%)	Dividend Rights (%)	Capital	Reserves	Net Income (Loss)
ELECTRICITY BUSINESS SPAIN AND PORTUGAL
DISTRIBUTION
ENDESA Red, S.A.	Distribution activities	Barcelona	100.00	100.00	729.6	678.5	174.7
Distribuidora de Energía Eléctrica del Bages, S.A.	Distribution and retailing of electricity	Barcelona	100.00	100.00	0.1	0.1	0.0
Distribuidora Eléctrica del Puerto de la Cruz, S.A.	Purchase, transmission, distribution and retailing of electricity	Santa Cruz de Tenerife	100.00	100.00	12.6	21.2	3.3
ENDESA Distribución Eléctrica, S.L.	Distribution of electricity under the rate system	Barcelona	100.00	100.00	1,204.5	1,272.0	303.4
Eléctrica de La Franja, S.L.	Electricity activities	Barcelona	100.00	100.00	0.0	0.0	0.0
Transportes y Distribuc. Eléctricas, S.A. (Tydesa)	Transmission of electricity	Girona	73.33	73.33	0.1	0.0	0.0
Electricidad de Puerto Real, S.A. (Epresa)	Supply and distribution of electricity	Cádiz	50.00	50.00	6.6	0.7	1.0
Suministradora Eléctrica de Cádiz, S.A. (Secasa)	Supply and distribution of electricity	Cádiz	33.50	33.50	12.0	20.8	9.8
ENDESA Operaciones y Servicios Comerciales, S.L.	Retail services	Barcelona	100.00	100.00	10.1	(2.1)	16.0
Hidroeléctrica de Catalunya, S.L.	Distribution and retailing of electricity	Barcelona	100.00	100.00	0.1	0.6	0.7
Eléctrica de Líjar, S.L.	Distribution of electricity under the rate system	Cádiz	50.00	50.00	1.1	0.1	N/D

RETAILING
ENDESA Energía, S.A.U.	Marketing of energy products	Madrid	100.00	100.00	13.0	(88.0)	92.0
ENDESA Energía XXI, S.L.	Services associated with the marketing of energy products	Madrid	100.00	100.00	0.0	(31.5)	31.5
SODESA-Comercializaçao de Energía Eléctrica, S.A.	Electricity retailing	Porto-Portugal	50.00	50.00	0.8	0.0	0.7

GENERATION
ENDESA Generación, S.A.	Electricity production	Seville	100.00	100.00	1,881.8	1,817.1	439.2
Aragonesa de Actividades Energéticas, S.A. (Aaesa)	Electricity production	Teruel	100.00	100.00	0.1	1.1	0.2
Carboex, S.A.	Supply of fuels	Madrid	100.00	100.00	24.0	3.0	2.0
Carboex International, LTD. (CIL)	Marketing of fuel and other raw materials	Nassau-The Bahamas	100.00	100.00	0.0	0.0	1.0
Empresa Carbonífera del Sur, S.A. (Encasur)	Exploitation of mining deposits	Madrid	100.00	100.00	18.0	68.3	(4.0)
ENDESA Generación Portugal, Ltda.	Electricity production and related activities	Lisbon-Portugal	100.00	100.00	0.0	0.0	0.0
Energías de Aragón I, S.L. (EASA I)	Transmission, distribution and sale of electricity under the rate system	Zaragoza	100.00	100.00	3.2	6.0	1.9
Energías de Aragón II, S.L. (EASA II)	Electricity production under the special regime	Zaragoza	100.00	100.00	18.5	35.4	6.2
Gas y Electricidad Generación, S.A.U.	Electricity production	Palma de Mallorca	100.00	100.00	213.8	130.2	67.6
Minas y Ferrocarril de Utrillas, S.A.	Mining of black lignite	Barcelona	100.00	100.00	3.9	14.7	0.2
Unión Eléctrica de Canarias Generación, S.A.U.	Electricity production	Las Palmas de Gran Canaria	100.00	100.00	190.2	464.2	47.5
Minas Gargallo, S.L.	Exploitation of mineral deposits	Zaragoza	99.91	99.91	0.1	0.2	0.1
Asociación Nuclear Ascó-Vandellós II, A.I.E.	Management, operation and administration of nuclear plants	Tarragona	85.41	85.41	19.2	0.0	0.0
Nuclenor, S.A.	Nuclear power production	Burgos	50.00	50.00	102.0	14.6	29.0
Elcogás, S.A.	Electricity production	Madrid	40.87	40.87	61.7	0.0	(9.4)
Central Térmica de Anllares, A.I.E.	Management, operation and administration of a fossil-fuel plant	Madrid	33.33	33.33	0.6	0.0	0.0
Centrales Nucleares Almaraz-Trillo, A.I.E.	Management, operation and administration of a fossil-fuel plant	Madrid	24.24	23.89	0.0	0.0	0.0
ENDESA Europa, S.L.
Pego Energía Eléctrica, S.A. (Pegop)	Operation of fossil-fuel plants and electricity production	Abrantes-Portugal	44.98	44.98	0.1	0.0	4.8
Tejo Energía, S.A.	Production, transmission and distribution of electricity	Abrantes-Portugal	35.00	35.00	49.9	1.0	156.1
Carbopego, S.A.	Purchase, sale, transportation and storage of fuel	Abrantes-Portugal	33.32	33.32	0.1	0.0	6.0

Corporate Name	Corporate Purpose or Line of Business	Location	Voting Rights (%)	Dividend Rights (%)	Capital	Reserves	Net Income (Loss)

COGENERATION AND RENEWABLE ENERGIES
ENDESA Cogeneración y Renovables, S.A. (ECyR)	Cogeneration and renewable energies	Seville	100.00	100.00	127.1	59.6	19.9
Almussafes Servicios Energéticos, S.L.	Cogeneration plant management and maintenance	Barcelona	100.00	100.00	0.0	0.0	1.1
Hidroeléctrica del Serradó, S.L.	Hydroelectric power production	Barcelona	100.00	100.00	0.7	0.1	0.0
Saltos del Nansa I, S.A.	Production, transmission and distribution of electricity	Santander	100.00	100.00	7.2	10.3	5.8
Saltos y Centrales de Catalunya, S.A.	Operation of hydroelectric power plants	Barcelona	100.00	100.00	0.1	0.4	0.0
Terdón Cogeneración, S.L.	Cogeneration	Zaragoza	100.00	100.00	0.3	0.0	0.0
Unelco Cogeneraciones Sanitarias del Archipiélago, S.A.	Cogeneration facilities at hospitals	Las Palmas de Gran Canaria	100.00	100.00	1.2	0.9	(0.7)
Fermicaise, S.A.	Cogeneration	Mexico City	99.99	99.99	0.6	(0.7)	0.0
Gresaise, S.A.	Cogeneration	Mexico City	99.99	99.99	0.6	(0.6)	0.0
Italaise, S.A.	Cogeneration	Mexico City	99.99	99.99	0.6	(0.3)	(0.1)
Electro Mariola, A.I.E.	Cogeneration	Madrid	99.00	99.00	0.5	0.2	0.0
Bioaise	Production, purchase, sale and retailing of electricity	Cartagena-Colombia	95.00	95.00	0.6	0.0	0.0
Parque Eólico de Enix, S.A.	Wind-powered facility	Seville	95.00	95.00	3.0	(1.2)	(0.2)
Propaise	Production, purchase, sale and retailing of electricity	Cartagena-Colombia	94.99	94.99	0.6	0.2	0.3
Explotaciones Eólicas Sierra La Virgen, S.A.	Wind-powered facility	Zaragoza	90.00	90.00	4.2	0.0	0.0
Parque Eólico Finca de Mogán, S.A.	Construction and operation of wind-powered facility in Arico	Las Palmas de Gran Canaria	90.00	90.00	3.8	0.7	0.1
Energética Mataró, S.A.	Construction and operation of a mud thermal treatment plant	Barcelona	85.00	85.00	1.5	(0.2)	0.0
Eólicas de Agaete, S.L.	Wind-powered facility	Las Palmas de Gran Canaria	80.00	80.00	0.2	0.1	0.0
Parque Eólico Carretera de Arinaga, S.A.	Wind-powered facility	Las Palmas de Gran Canaria	80.00	80.00	1.0	0.8	0.4
Parque Eólico de Aragón, A.I.E.	Wind-powered facility	Zaragoza	80.00	80.00	0.6	4.0	0.2
Explotaciones Eólicas de Escucha, S.A.	Production, distribution and use of electricity	Zaragoza	76.00	76.00	3.5	0.2	0.5
Explotaciones Eólicas El Puerto, S.A.	Wind-powered facility	Teruel	73.60	73.60	3.2	0.4	0.4
Explotaciones Eólicas Saso Plano, S.A.	Wind-powered facility	Zaragoza	70.00	70.00	5.5	0.0	0.0
Cogeneración del Ter, S.L.	Cogeneration	Barcelona	69.00	69.00	3.7	0.4	0.7
Energías de Graus, S.L.	Hydroelectric power production	Barcelona	66.67	66.67	1.3	0.4	0.1
Parque Eólico de Santa Lucía, S.A.	Construction, operation and administration of wind-powered facilities	Las Palmas de Gran Canaria	65.67	65.67	0.9	0.2	0.3
Coreysa Cogeneración, S.A.	Cogeneration	Seville	65.00	65.00	0.5	0.1	0.2
Relcamp, A.I.E.	Cogeneration	Barcelona	65.00	65.00	0.2	0.0	0.1
Parque Eólico Montes de Las Navas, S.A.	Wind-powered facility	Madrid	62.50	62.50	6.5	0.7	0.8
Eolicos de Tirajana, A.I.E.	Wind-powered facility operation	Las Palmas de Gran Canaria	60.00	60.00	0.0	0.0	0.1
Planta Eólica Europea, S.A. (Peesa)	Wind power	Seville	56.12	56.12	1.2	0.4	0.2
Eólicas de Fuencaliente, S.A.	Wind power	Las Palmas de Gran Canaria	55.00	55.00	0.0	0.0	0.0
Proyectos Eólicos Valencianos, S.A.	Wind power	Aldaya-Valencia	55.00	55.00	0.8	0.0	0.0
Energías de La Mancha, S.A. (Enemansa)	Biomass	Ciudad Real	52.00	52.00	3.9	0.0	(1.0)
Parque Eólico Punta de Teno, S.A.	Wind-powered facility	Santa Cruz de Tenerife	52.00	52.00	0.5	0.5	0.2
Micase, S.A.	Cogeneration	Mexico City	51.00	51.00	3.7	48.4	(0.1)
Progreen Fuente Álamo, S.A.	Treatment of urban solid waste	Murcia	51.00	51.00	N/D	N/D	N/D
Antrel, A.I.E.	Cogeneration	Girona	50.00	50.00	0.3	0.0	0.3
Cogeneración Tenerel-Mollet, A.I.E.	Cogeneration	Barcelona	50.00	50.00	0.6	0.0	0.2
Confirel, A.I.E.	Cogeneration	Girona	50.00	50.00	0.0	0.2	0.2
Energías Alternativas del Sur, S.L.	Wind power	Las Palmas de Gran Canaria	50.00	50.00	0.6	0.3	0.0
Energías Argentinas, S.A.	Wind power	Buenos Aires-Argentina	50.00	50.00	0.5	(0.3)	0.0

Corporate Name	Corporate Purpose or Line of Business	Location	Voting Rights (%)	Dividend Rights (%)	Capital	Reserves	Net Income (Loss)
Eólicas de Tenerife, A.I.E.	Construction and operation of wind-powered facilities	Santa Cruz de Tenerife	50.00	50.00	0.4	0.6	0.2
Ercasa Cogeneración, S.A.	Cogeneration	Zaragoza	50.00	50.00	0.6	0.1	0.1
Explotaciones Eólicas de Aldehuelas, S.L.	Wind power	Soria	50.00	50.00	0.0	0.0	0.0
Parque Eólico A Capelada, A.I.E.	Wind-powered facility	Madrid	50.00	50.00	5.9	(1.6)	2.1
Parque Eólico de Barbanza, S.A.	Wind-powered facility	A Coruña	50.00	50.00	3.6	2.8	1.2
Parque Eólico de Cabo Vilano, A.I.E.	Wind-powered facility	Madrid	50.00	50.00	1.3	(0.2)	(0.1)
Prosamer Cogeneración, S.L.	Cogeneration	Valencia	50.00	50.00	1.5	0.2	0.5
Proyecto Coreysa Cogeneración, U.T.E.	Cogeneration	Seville	50.00	50.00	0.0	0.0	N/D
Proyecto Jabugo Cogeneración, U.T.E.	Cogeneration	Huelva	50.00	50.00	0.0	0.0	N/D
Proyecto Santo Rostro Cogeneración, U.T.E.	Cogeneration	Seville	50.00	50.00	0.0	0.0	N/D
Salto de San Rafael, S.L.	Hydroelectric power production	Seville	50.00	50.00	0.5	0.2	(0.1)
Sociedad Eólica Los Lances, S.A.	Wind power	Seville	50.00	50.00	2.4	0.0	0.3
T.P. Sociedade Térmica Portuguesa, S.A. (Termipor)	Cogeneration	Lisbon-Portugal	50.00	50.00	7.5	(0.4)	1.2
Tyborel, A.I.E.	Cogeneration	Girona	50.00	50.00	0.8	0.0	0.3
Central Hidroeléctrica Casillas, S.A.	Hydroelectric power production	Seville	49.00	49.00	N/D	N/D	N/D
Parque Eólico Sierra del Madero, S.A.	Wind-powered facility	Soria	48.00	48.00	0.0	0.0	0.0
Sociedad Eólica de Andalucía, S.A. (Seasa)	Electric power production	Seville	46.67	46.67	4.5	2.8	0.1
Eólica Valle del Ebro, S.A.	Wind power	Zaragoza	45.50	45.50	5.6	1.1	0.7
Anoia d’Energía, S.A.	Cogeneration	Barcelona	45.00	45.00	2.4	0.0	0.5
Corelcat, A.I.E.	Cogeneration	Lleida	45.00	45.00	0.1	0.1	0.1
Releco Santiago, A.I.E.	Cogeneration	Huesca	45.00	45.00	0.3	(0.2)	0.1
Santo Rostro Cogeneración, S.A.	Cogeneration	Seville	45.00	45.00	0.2	(0.3)	0.0
Termotec Energía, A.I.E.	Cogeneration	Valencia	45.00	45.00	0.5	(1.0)	N/D
Asanefi, A.I.E.	Cogeneration	Barcelona	42.50	42.50	0.9	1.9	1.1
Erfei, A.I.E.	Cogeneration	Tarragona	42.00	42.00	0.7	0.4	0.5
Cogeneració J. Vilaseca, A.I.E.	Cogeneration	Barcelona	40.00	40.00	0.7	0.9	0.5
Energía de La Loma, S.A.	Biomass	Jaén	40.00	40.00	4.4	0.0	0.7
Eólicas de Lanzarote, S.L.	Production, transmission and supply of electricity	Lanzarote	40.00	40.00	5.0	0.7	(0.1)
Eólicos de Fuerteventura, A.I.E.	Management, operation and administration of a wind-powered facility	Fuerteventura	40.00	40.00	0.0	(0.6)	1.0
Erca Cinco Villas-1, S.L.	Cogeneration	Zaragoza	40.00	40.00	0.2	0.0	0.0
Forel, S.L.	Cogeneration	Barcelona	40.00	40.00	0.0	0.7	1.1
Tirme, S.A.	Treatment of solid waste	Palma de Mallorca	40.00	40.00	7.7	6.2	5.0
Vapeltar, A.I.E.	Cogeneration	Barcelona	40.00	40.00	N/D	N/D	N/D
Yedesa Cogeneración, S.A.	Cogeneration	Almería	40.00	40.00	0.2	(0.2)	N/D
Printerel, A.I.E.	Cogeneration	Barcelona	39.00	39.00	0.3	0.2	0.1
Fibrarel, A.I.E.	Cogeneration	Barcelona	36.55	36.55	0.0	0.0	0.4
Minicentrales Canal Imperial-Gallur, S.L.	Mini hydroelectric plant	Zaragoza	36.50	36.50	1.8	(0.1)	0.0
Hidrobeira Limitada, S.L.	Hydroelectric plant	Viseu-Portugal	35.71	35.71	N/D	N/D	N/D
Ercetesa, S.A.	Cogeneration	Zaragoza	35.00	35.00	0.3	0.1	0.0
Compañía Eólica Tierras Altas, S.A.	Wind power	Soria	33.83	33.83	13.2	3.7	3.4
Compañía Energética Vientos del Atlántico, S.A.	Development and construction of wind-powered facilities	Las Palmas de Gran Canaria	33.33	33.33	0.1	0.0	0.0
Oxagesa, A.I.E.	Cogeneration	Teruel	33.33	33.33	0.0	0.2	0.2

Corporate Name	Corporate Purpose or Line of Business	Location	Voting Rights (%)	Dividend Rights (%)	Capital	Reserves	Net Income (Loss)
Toledo P. V., A.E.I.E.	Research on photovoltaic solar power plants	Madrid	33.33	33.33	N/D	N/D	N/D
Central Hidroeléctrica Güejar Sierra, S.L.	Production of hydroelectric power	Granada	33.30	33.30	0.4	0.7	0.2
Cogeneración Hostalrich, A.I.E.	Cogeneration	Girona	33.00	33.00	0.8	0.0	0.3
Erecosalz, S.L.	Cogeneration	Zaragoza	33.00	33.00	0.0	0.0	0.0
Hídricas de Viseu, S.A. (Hidrivis)	Mini hydroelectric plant	Maia-Portugal	33.00	33.00	N/D	N/D	N/D
Cogeneración Eurohueco, A.I.E.	Cogeneration	Barcelona	30.00	30.00	3.6	0.0	0.4
Covitrel, A.I.E.	Cogeneration	Tarragona	30.00	30.00	3.3	(0.4)	0.0
Empresa Provincial de Energía, S.A. (Epesa)	Complete electricity cycle	Huesca	30.00	30.00	0.6	0.0	N/D
Forsean, S.L.	Cogeneration	Barcelona	30.00	30.00	0.1	1.1	1.0
Hidro Escorón, S.L.	Mini hydroelectric plant	Zaragoza	30.00	30.00	0.0	0.0	0.0
Port Ecorel, A.I.E.	Cogeneration	Barcelona	30.00	30.00	0.5	(0.7)	(0.3)
Productora de Energías, S.A. (PESA)	Mini hydroelectric plant	Barcelona	30.00	30.00	0.1	0.0	0.0
Sistemas Energéticos La Muela, S.A.	Wind power	Zaragoza	30.00	30.00	3.1	1.6	0.7
Colomer de Cogeneració, A.I.E.	Cogeneration	Barcelona	27.50	27.50	0.7	1.1	0.5
Sati Cogeneració, A.I.E.	Cogeneration	Barcelona	27.50	27.50	0.1	0.7	0.2
Energética de Rosselló, A.I.E.	Cogeneration	Barcelona	27.00	27.00	3.6	3.4	0.1
Ereco San Mateo, S.L.	Cogeneration	Huesca	27.00	27.00	0.0	0.0	N/D
Garofeica, S.A.	Cogeneration	Barcelona	27.00	27.00	0.7	0.7	0.1
Rofeica d’Energía, S.A.	Cogeneration	Barcelona	27.00	27.00	2.0	0.8	(0.1)
Sistemas Energéticos Mas Garullo, S.A.	Cogeneration	Zaragoza	27.00	27.00	1.5	0.7	0.5
Urgell Energía, S.A.	Cogeneration	Lleida	27.00	27.00	0.6	0.3	0.2
Calizas Elycar, S.L.	Cogeneration plant construction and operation	Huesca	25.00	25.00	1.8	0.3	0.0
Cogeneración Tolosana, A.I.E.	Cogeneration	Guipúzcoa	25.00	25.00	0.6	0.0	0.1
Corporación Eólica Zaragoza, S.L.	Wind power	Zaragoza	25.00	25.00	2.5	0.1	0.4
Ecoenergía de Can Mata, A.I.E.	Treatment of urban solid waste	Barcelona	25.00	25.00	0.2	0.0	0.0
Foraneto, S.L.	Cogeneration	Barcelona	25.00	25.00	0.1	0.2	(0.2)
Hidroeléctrica del Piedra, S.L.	Production and sale of electricity	Zaragoza	25.00	25.00	0.2	0.2	0.0
Puignerel, A.I.E.	Cogeneration	Barcelona	25.00	25.00	11.3	(11.4)	(0.8)
Cogeneración El Salto, S.L.	Cogeneration	Zaragoza	20.00	20.00	0.0	0.0	N/D
Cogeneración Lipsa, S.L. (Colipsa)	Cogeneration	Barcelona	20.00	20.00	0.7	0.3	0.0
Sotavento Galicia, S.A.	Wind power	A Coruña	18.00	18.00	0.6	0.6	0.1
Minicentrales Acequia Cinco Villas, A.I.E.	Mini hydroelectric plant	Zaragoza	15.00	15.00	1.2	(1.1)	0.2
Minicentrales Canal de Las Bárdenas, A.I.E.	Mini hydroelectric plant	Zaragoza	15.00	15.00	1.2	2.1	0.6
Tirmadrid, S.A.	Treatment of solid waste	Madrid	15.00	15.00	16.8	1.5	2.9
Groberel A.I.E.	Cogeneration	Girona	12.00	12.00	0.0	0.0	0.0
Fibrel, A.I.E.	Cogeneration	Girona	10.00	10.00	3.3	0.7	0.1
Hisane, A.I.E.	Cogeneration	Tarragona	10.00	10.00	0.0	0.0	N/D
Sistemas Energéticos Mañón Ortigueira, S.A.	Wind power	A Coruña	10.00	10.00	4.5	0.9	0.8
Tractaments i Revaloriz. de Residuos del Maresme, S.A. (TVRM)	Cogeneration	Barcelona	10.00	10.00	3.6	1.0	0.7
Vapor y Electricidad El Tejar, S.L. (Vetejar)	Construction and operation of plants fueled by farm waste	Córdoba	8.67	8.67	1.5	0.0	0.0
Electrometalúrgica del Ebro, S.A	Mini hydroelectric plant	Barcelona	8.60	8.60	N/D	N/D	N/D
Eólicas de Canarias, S.L.	Wind power	Las Palmas de Gran Canaria	8.00	8.00	0.3	0.0	N/D
KW Tarifa, S.A.	Wind power	Madrid	7.30	7.30	5.1	2.5	0.0

Corporate Name	Corporate Purpose or Line of Business	Location	Voting Rights (%)	Dividend Rights (%)	Capital	Reserves	Net Income (Loss)
A. E. Ciutat Sanitaria Vall d’Hebrón, A.I.E.	Cogeneration	Barcelona	6.25	6.25	1.7	0.3	0.0
Puerto Real Cogeneración, S.A. (Precosa)	Cogeneration	Cádiz	4.54	4.54	N/D	N/D	N/D

GAS
ENDESA Red, S.A.
ENDESA Gas, S.A.U.	Production, distribution and retailing of gas	Zaragoza	100.00	100.00	45.3	43.6	6.7
ENDESA Gas Transportista, S.L.	Natural gas regasification and transmission	Zaragoza	100.00	100.00	5.4	0.0	0.1
Gas Alicante, S.A.U.	Complete piped gas cycle	Alicante	100.00	100.00	3.9	(0.8)	(0.1)
Gesa Gas, S.A.U.	Complete piped gas cycle	Palma de Mallorca	100.00	100.00	17.1	14.8	2.6
Meridional de Gas, S.A.U. (Megasa)	Complete piped gas cycle	Granada	100.00	100.00	6.6	(1.8)	0.4
Compañía Transportista de Gas Canarias, S.A.	Transmission of gas	Las Palmas de Gran Canaria	73.93	73.93	3.2	0.0	0.0
Gasificadora Regional Canaria, S.A.	Complete piped gas cycle	Las Palmas de Gran Canaria	65.00	65.00	0.7	(0.2)	(0.4)
Gas Aragón, S.A.	Distribution of piped natural gas	Zaragoza	60.67	60.67	5.9	11.7	7.4
NQF Gas SGPS, S.A.	Portfolio company	Porto-Portugal	49.00	49.00	5.0	37.0	1.2
Distribuidora Regional del Gas, S.A.	Distribution and retailing of gas	Valladolid	45.00	45.00	3.6	1.9	1.3
Distrib. y Comerc. Gas Extremadura, S.A. (Dicogexsa)	Complete gas cycle	Badajoz	47.00	47.00	21.6	1.6	1.6
Kromschroeder, S.A.	Manufacture of gas meters	Barcelona	27.93	27.93	0.7	10.9	(0.2)
ENDESA Generación, S.A.
Iniciativas de Gas, S.L.	Construction and operation of natural gas transmission and storage facilities	Madrid	40.00	40.00	1.3	(0.5)	(0.1)
Regasificadora del Noroeste, S.A.	Natural gas regasification and transmission	Murgados-A Coruña	21.00	21.00	34.4	(0.6)	(0.2)
Sdad. Estudio y Prom. Gasoducto Argelia-Europa (Medgaz)	Construction of a gas pipeline	Madrid	12.00	12.00	23.0	(0.1)	(0.1)

ELECTRICITY BUSINESS IN EUROPE
ENDESA Europa, S.L.	ENDESA business activities in Europe	Madrid	100.00	100.00	367.1	1,090.8	(17.8)
ENDESA Trading, S.A.	Trading in Europe	Madrid	100.00	100.00	0.8	1.8	0.0
ENDESA Power Trading Ltd.	Trading in Europe	London-UK	100.00	100.00	0.0	(0.7)	0.0
Societé Nationale d’Electricité et de Thermique, S.A. (Snet)	Electricity production	París-France	65.00	65.00	569.2	16.6	8.9
Societé d’Electricité et de Thermique du Centre Midi (Setcm)	Electricity production	France	100.00	65.00	91.7	33.3	26.1
Societé d’Electricité et de Thermique du Nord Est (Setne)	Electricity production	France	100.00	65.00	328.1	(19.9)	1.4
Surschiste, S.A.	Fossil-fuel plant waste processing	France	100.00	65.00	2.5	3.5	0.8
Sodelif	Construction and operation of a fluidized bed boiler	France	84.15	54.70	25.0	15.9	2.3
Elektrocieplownia Bialystok, S.A.	Cogeneration	Poland	63.90	41.54	18.4	340.4	(0.1)
Altek Alarko Santrallari Tesis Isletme ve Ticaret, A.S. (Altek)	Construction and operation of electricity facilities	Istanbul - Turkey	50.00	32.50	2,000.0	(1,905.2)	4.9
Societé des Eaux de l’Est (SEE)	Distribution and supply of potable water in France and other countries	France	25.00	16.25	5.5	0.2	1.1
Séchilienne-Sidec	Cogeneration	France	23.62	15.35	1.1	94.9	19.8
ENDESA Italia S.P.A.	Electricity production	Rome-Italy	85.33	85.33	700.8	1,676.6	204.0
ENDESA Italia Power & Fuel, S.R.L.	Retailing of electricity and other energy products	Rome-Italy	100.00	85.33	0.1	0.5	0.9
Idas, S.R.L.	Wind power	Empoli-Italy	100.00	85.33	0.0	0.0	0.0
Parco Eólico di Florinas, S.R.L.	Wind power	Rome-Italy	90.00	76.80	0.0	(0.2)	0.6
Ergon Energía, S.R.L.	Retailing of electricity	Brescia-Italy	50.00	50.00	0.6	(0.1)	1.3
Eurosviluppo Eléttrica, S.P.A.	Construction and operation of a combined cycle power plant	Crotone-Italy	50.00	50.00	0.1	0.0	9.2
Soprolif, S.A.	Construction and operation of a fluidized bed boiler	France	45.00	36.97	15.2	(11.0)	5.8

Corporate Name	Corporate Purpose or Line of Business	Location	Voting Rights (%)	Dividend Rights (%)	Capital	Reserves	Net Income (Loss)
Energie Electrique de Tahaddart, S.A.	Construction and operation of a combined cycle power plant	Tangier-Morocco	32.00	32.00	356.7	N/D	N/D
Lyonnaise Des Eaux Casablanca (Lydec)	Water supplies	Casablanca-Morocco	18.00	18.00	800.0	136.0	219.9
Towarowa Gielda Energii, S.A.	Organized electricity market	Poland	10.00	10.00	14.5	(4.5)	(0.5)
Powernext, S.A. N.V.	Organized electricity market	París-France	5.00	5.00	11.5	(2.2)	(0.2)
Endex N.V.	Organized electricity market	Amsterdam-Netherlands	2.54	2.54	N/D	N/D	N/D

ELECTRICITY BUSINESS IN LATIN AMERICA
ENDESA Internacional, S.A.	ENDESA Group’s international business activities	Madrid	100.00	100.00	2,931.2	(875.6)	125.4
Enersis S.A.	Production and distribution of electricity	Santiago-Chile	60.62	60.62	2,283,404.1	231,841.4	44,307.6
Cía. Americana de Multiserv. de Argentina, S.A. (CAM Argentina)	Construction of electricity, postal and measur. calib. networks	Buenos Aires-Argentina	100.00	60.62	1.0	1.6	(0.2)
Cía. Americana de Multiservicios Ltda. (CAM Chile)	Purchase and sale of electricity products	Santiago-Chile	100.00	60.62	2,572.0	31,807.0	8,612.0
Cía. Americana de Multiservicios del Perú, S.A. (CAM Perú)	Purchase, sale and distribution of electricity-related products	Lima-Perú	100.00	60.62	1.0	16.0	2.0
Elesur, S.A.	Portfolio company	Santiago-Chile	100.00	60.62	1,063,104.0	(979,027.0)	(27,392.0)
Enersis Internacional	Portfolio company	George Town-Cayman Islands	100.00	60.62	206,728.0	86,377.0	(8,190.0)
Inmobiliaria Manso de Velasco Ltda.	Lease and management of movable property	Santiago-Chile	100.00	60.62	25,917.0	17,126.0	3,081.0
Synapsis Argentina, S.A.	IT services	Buenos Aires-Argentina	100.00	60.62	0.0	2.0	13.0
Synapsis Brasil Ltda.	IT services	Río de Janeiro-Brazil	100.00	60.62	0.0	0.0	8.0
Synapsis Colombia Ltda.	IT services	Bogotá-Colombia	100.00	60.62	238.0	3,448.0	4,818.0
Synapsis Perú, S.A.	IT and telecommunication products and services	Lima-Perú	100.00	60.62	1.0	1.0	0.0
Synapsis Soluciones y Servicios, Ltda.	Supply and marketing of computer hardware	Santiago-Chile	100.00	60.62	3,944.0	4,401.0	4,203.0
Luz de Río Ltda.	Portfolio company	Río de Janeiro-Brazil	100.00	60.02	1.0	(155.0)	6.0
Chilectra Internacional	Portfolio company	George Town-Cayman Islands	100.00	59.57	67,668.0	9,299.0	(2,556.0)
Empresa Eléctrica de Colina Ltda.	Complete energy and related materials cycle	Colina-Chile	100.00	59.57	90.0	(236.0)	741.0
Luz Andes Ltda.	Transmission, distribution and sale of energy and fuels	Santiago-Chile	100.00	59.57	1.0	1,191.0	84.0
CAM Brasil Multiservicios Ltda. (CAM Brasil)	Purchase, sale and distribution of electricity-related products	Brazil	99.99	60.62	310.0	256.0	191.0
Cía. Americana de Multiserv. de Colombia, S.A. (CAM Colombia)	Technical calibration and measurement services	Bogotá-Colombia	99.99	60.62	1,616.0	4,078.0	2,083.0
Empresa Distribuidora Sur S.A. (Edesur)	Distribution and retailing of electricity	Buenos Aires-Argentina	99.43	45.68	2,076.1	48.6	(28.3)
Chilectra Inversud, S.A.	Portfolio company	Santiago-Chile	98.25	59.57	130,803.0	11,965.0	(1,265.0)
Chilectra S.A.	Distribution and sale of electricity	Santiago-Chile	98.25	59.57	292,064.0	87,990.0	77,322.0
Companhía de Electricidade do Río de Janeiro S.A. (CERJ / Ampla)	Production, transmission and distribution of electricity	Río de Janeiro-Brazil	91.93	59.46	1,625.0	(361.0)	33.0
Inversiones Distrilima, S.A. (Distrilima)	Portfolio company	Lima-Perú	86.14	63.76	427.0	240.0	39.0
Empresa de Distribuc. Eléc. de Lima Norte, S.A. (Edelnor)	Production, transmission and distribution of electricity	Lima-Perú	60.00	38.26	932.0	176.0	66.0
Companhía Energética do Ceará, S.A. (Coelce)	Complete electricity cycle	Fortaleza-Brazil	58.86	44.64	433.0	711.0	8.0
Sociedad Agrícola de Cameros Ltda.	Exploitation of farm land	Santiago-Chile	57.50	34.86	5,738.0	1,353.0	(26.0)
Codensa, S.A.	Distribution and retailing of electricity	Bogotá-Colombia	57.13	43.95	1,320,933	2,502,642	232,658
Aguas Santiago Poniente, S.A.	Production and distribution of potable water	Santiago-Chile	55.00	33.34	3,001.0	(753.0)	(109.0)
Construcciones y Proyectos Los Maitenes, S.A.	Civil works and construction of facilities	Santiago-Chile	55.00	33.34	3,680.0	(4,214.0)	(719.0)
Sociedad Agrícola Pastos Verdes Ltda.	Exploitation of farm land	Santiago-Chile	55.00	33.34	37,029.0	34,775.0	1,218.0
Distrilec Inversora S.A.	Portfolio company	Buenos Aires-Argentina	51.51	30.76	1,111.2	126.2	(19.4)
Sacme, S.A.	Supervision and control of the electricity system in Buenos Aires	Buenos Aires-Argentina	50.00	22.84	0.0	0.7	0.0
Endesa Chile	Complete electricity cycle	Santiago-Chile	59.98	36.36	1,050,194	434,915	83,789

Corporate Name	Corporate Purpose or Line of Business	Location	Voting Rights (%)	Dividend Rights (%)	Capital	Reserves	Net Income (Loss)
Capital de Energía S.A.	Portfolio company	Bogotá-Colombia	100.00	64.88	195,351	2,256,218	109,127
Compañía Eléctrica Cono Sur, S.A.	Portfolio company	Panamá	100.00	36.36	892,852	161,191	12,274.0
Compañía Eléctrica San Isidro, S.A.	Complete electricity cycle	Santiago-Chile	100.00	27.27	31,529.0	6,730.0	14,213.0
Compañía Eléctrica Tarapacá, S.A. (Celta)	Complete electricity cycle	Santiago-Chile	100.00	36.36	81,305.0	1,211.0	2,076.0
ENDESA Brasil Participaçoes Ltda.	Portfolio company	Río de Janeiro-Brazil	100.00	36.36	1.0	(1.0)	0.0
Endesa Chile Internacional	Portfolio company	George Town-Cayman Islands	100.00	36.36	470,480.8	(141,426.9)	(18,975.8)
Inversiones ENDESA Norte, S.A.	Portfolio company	Santiago-Chile	100.00	36.36	73,002.0	2,382.0	6,200.0
ENDESA Inversiones Generales, S.A. (Enigesa)	Portfolio company	Santiago-Chile	100.00	36.35	2,470.0	(84.0)	1,218.0
Ingendesa do Brasil, Ltda.	Project engineering consulting services	Río de Janeiro-Brazil	100.00	35.51	0.5	0.3	(0.1)
Lajas Inversora, S.A.	Portfolio company	Panamá	100.00	33.77	396,296.0	(33,405.0)	14,247.0
Empresa Eléctrica Pangue, S.A.	Complete electricity cycle	Santiago-Chile	99.99	39.54	71,796.0	1,816.0	4,840.0
ENDESA Argentina, S.A.	Portfolio company	Buenos Aires-Argentina	99.99	36.36	84.9	74.4	21.7
Sdad. Concesionaria del Túnel el Melón, S.A.	Execution, construction and exploitation of the “El Melón” tunnel	Santiago-Chile	99.95	36.34	8,932.0	(15,634.0)	(1,719.0)
Centrais Eléctricas Cachoeira Dourada, S.A.	Production and retailing of electricity	Goiania-Brazil	99.61	33.64	289.0	413.0	113.0
Empresa de Ingeniería Ingendesa, S.A. (Ingendesa)	Engineering services	Santiago-Chile	97.64	35.50	2,102.0	(687.0)	948.0
Empresa Eléctrica Pehuenche, S.A.	Complete electricity cycle	Santiago-Chile	92.65	33.69	157,972.0	4,840.0	27,871.0
Central Hidroeléctrica de Betania, S.A.	Electricity production	Neiva-Colombia	85.62	31.13	249,662.0	1,445,134.0	216,706.0
Inversiones Eléctricas Quillota, S.A.	Portfolio company	Santiago-Chile	71.43	18.18	15,687.2	3,467.3	7,099.2
Hidroinvest, S.A.	Portfolio company	Buenos Aires-Argentina	69.93	25.43	17.9	283.1	(25.4)
Hidroeléctrica El Chocon, S.A.	Electricity production	Buenos Aires-Argentina	65.19	17.25	298.5	395.0	1.2
Central Costanera, S.A.	Production and retailing of electricity	Buenos Aires-Argentina	64.27	23.37	171.3	649.8	65.2
Edegel, S.A.	Production and retailing of electricity	Lima-Perú	63.56	13.78	2,199.0	470.0	165.0
Generandes Perú, S.A.	Portfolio company	Lima-Perú	59.63	21.68	1,088.0	449.0	122.0
Empresa Generadora de Energía Eléctrica, S.A. (Emgesa)	Electricity production	Bogotá-Colombia	57.14	35.62	1,530,694.0	2,985,709.0	243,539.0
Inversiones Gas Atacama Holding, Ltda.	Transmission of natural gas	Santiago-Chile	50.00	18.18	177,562.5	(22,724.8)	12,486.3
Consorcio Ara-Ingendesa Ltda.	Project engineering consulting services	Santiago-Chile	50.00	17.75	2.0	126.9	415.0
Consorcio Ingendesa-Minmetal Ltda.	Engineering services	Santiago-Chile	50.00	17.75	2.0	0.0	80.0
Sociedad Consorcio Ingendesa-Ara Ltda.	Project engineering consulting services	Santiago-Chile	50.00	17.75	1.0	0.0	10.0
Transmisora Eléctrica de Quillota Ltda. (Transquillota)	Transmission and distribution of electricity	Santiago-Chile	50.00	13.64	4,251.4	1,255.7	257.4
Inversiones Electrogás, S.A.	Portfolio company	Santiago-Chile	42.50	15.45	10,406.7	2,784.5	4,910.2
Empresa de Energía de Bogotá, S.A. (EEB)	Portfolio company	Bogotá-Colombia	10.99	8.08	1,166.0	4,010.0	(12.0)
ENDESA Internacional Energía LTD.	Portfolio company	Río de Janeiro-Brazil	100.00	100.00	60.0	(43.0)	12.0
Central Geradora Termeléctrica Fortaleza, S.A.	Development of combined cycle plant project	Fortaleza-Brazil	100.00	80.78	152.0	46.0	112.0
Compañía Peruana de Electricidad, S.A. (CPE)	Portfolio company	Lima-Perú	100.00	79.38	114.0	52.0	10.0
Investluz, S.A.	Portfolio company	Fortaleza-Brazil	100.00	74.88	955.0	(26.0)	(1.0)
Comercializadora de Energía del Mercosur, S.A. (Cemsa)	Energy retailing in Mercosur	Buenos Aires-Argentina	100.00	71.36	14.0	24.1	7.1
Compañía de Transmisión del Mercosur, S.A. (CTM)	Production, transmission and distribution of electricity	Buenos Aires-Argentina	100.00	71.35	14.2	14.0	7.6
Transportadora de Energía, S.A. (TESA)	Production, transmission and distribution of electricity	Buenos Aires-Argentina	100.00	71.35	55.5	26.0	(1.8)
Companhía de Interconexao En ergética, S.A. (Cien)	Production, transmission and distribution of electricity	Río de Janeiro-Brazil	99.99	71.35	285.0	235.0	123.0
Empresa Eléctrica de Cabo Blanco, S.A.	Portfolio company	Lima-Perú	80.00	80.00	76.0	3.0	21.0
Generalima, S.A.	Portfolio company	Lima-Perú	72.50	72.50	163.0	(52.0)	10.0
Central Dock Sud, S.A.	Production, transmission and distribution of electricity	Buenos Aires-Argentina	69.76	39.86	484.3	(203.3)	(1.6)
Empresa Eléctrica de Piura, S.A.	Electricity production	Lima-Perú	60.00	48.00	131.6	(3.6)	35.1

Corporate Name	Corporate Purpose or Line of Business	Location	Voting Rights (%)	Dividend Rights (%)	Capital	Reserves	Net Income (Loss)
Empresa de Generac. Termoelec. Ventanilla, S.A. (Etevensa)	Electricity production	Lima-Perú	60.00	43.50	283.7	(15.0)	11.8
Sociedad Inversora Dock Sud, S.A. (Dock Sud)	Portfolio company	Buenos Aires-Argentina	57.14	57.14	431.4	(174.3)	(13.0)
Consorcio Energético Punta Cana-Macao, S.A. (Cepm)	Production, transmission and distribution of electricity	Dominican Republic	40.00	40.00	N/D	N/D	N/D
Yacylec, S.A.	Transmission of electricity	Buenos Aires-Argentina	22.22v	22.22	N/D	N/D	N/D
Empresa Propietaria de la Red, S.A.	Construction of an interconnection line in Central America	Panamá	14.29	14.29	N/D	N/D	N/D

OTHER INVESTMENTS
Apamea 2000, S.L.	Inactive	Madrid	100.00	100.00	0.0	0.0	0.0
ENDESA Capital, S.A.	Issuance of debt instruments	Madrid	100.00	100.00	0.1	0.0	0.0
ENDESA Diversificación, S.A.	Portfolio company	Madrid	100.00	100.00	454.8	(211.7)	172.0
ENDESA Ingeniería, S.L.	Consulting and civil engineering services	Seville	100.00	100.00	0.0	0.0	0.4
Nueva Nuinsa, S.L.	Regional diversification	Seville	100.00	100.00	54.6	8.7	11.2
Puerto Serrano, U.T.E.	Water treatment plant work	Madrid	50.00	50.00	0.0	0.0	0.0
Sercanarias, S.A.	Integral water cycle and related facilities	Las Palmas de Gran Canaria	50.00	50.00	0.1	0.0	(0.1)
Tarifa Línea, U.T.E.	Outflow of electricity from wind farms in the Tarifa area	Seville	50.00	50.00	0.0	0.0	1.4
Sdad. Economía Mixta Aguas de Guadix, S.A.	Water supplies	Granada	40.00	40.00	0.3	(0.1)	(0.1)
Empresa Mixta de Aguas de Las Palmas, S.A. (Emalsa)	Complete water cycle	Las Palmas de Gran Canaria	33.00	33.00	28.2	(4.1)	1.4
Smartcom Pcs	Wireless telephony operator	Santiago-Chile	100.00	100.00	811.0	(426.0)	0.0
Desaladora de Carboneras, U.T.E.	Technical assistance and operation of desalination facilities	Almería	75.00	75.00	0.0	0.0	0.4
Desaladora de la Costa del Sol, S.A. (Decosol)	Water supply and desalination services	Málaga	50.00	50.00	5.9	(41.3)	(5.1)
Multimedia de Cable, S.A.	Telecommunications	Barcelona	38.87	38.87	11.6	(12.8)	(0.3)
Auna Operadores de Telecomunicaciones, S.A.	Telecommunications services	Barcelona	32.44	32.92	2,209.8	90.1	30.4
Euskaltel, S.A.	Operation and marketing of telecommunications networks and services	Bilbao	10.00	10.00	325.2	(44.7)	16.2
ENDESA Financiación Filiales, S.A.	Management of financing of subsidiaries	Madrid	100.00	100.00	4,621.0	4,513.0	204.0
ENDESA Generación, S. A.
Andorra Desarrollo, S.A.	Regional development	Teruel	100.00	100.00	0.9	0.0	0.0
Desarrollo Tecnológico Nuclear, S.L. (DTN)	Research and development in relation to nuclear plants	Madrid	46.35	46.35	0.4	(0.7)	0.0
Tecnatom, S.A.	Services for electricity production facilities	Madrid	45.00	45.00	4.0	13.7	0.9
Nuclenor, S.A.
Medidas Ambientales, S.L.	Environmental analysis and control activities	Burgos	50.00	25.00	0.1	0.0	0.0
Gestión Aeropuerto de Burgos, S.A. (Gabsa)	Airport services	Burgos	1.70	0.85	1.1	0.0	N/D
Miranda Plataforma Logística, S.A.	Infrastructure development and management in Miranda de Ebro	Burgos	0.33	0.17	1.8	0.0	N/D
Sdad. Desarrollo Sierra Morena Cordobesa, S.A.	Regional development	Córdoba	1.82	1.82	14.3	N/D	N/D
ENDESA Net Factory, S.L.	Complete e-commerce, Internet and new technologies cycle	Madrid	100.00	100.00	8.3	(12.0)	(14.0)
Diseño de Sistemas en Silicio, S.A. (DS2)	Voice transmission solutions using the electricity system	Castellón	14.71	14.71	1.0	19.0	1.0
Eutilia, N.V.	B2B Market	Leiden-Holanda	9.81	9.81	0.0	5.0	(1.0)
Buongiorno Vitaminic, S.P.A.	Management of Internet and wireless telephony services	Italy	0.64	0.64	19.0	(5.0)	(2.0)
ENDESA North America Inc.	ENDESA representation office for investors	New York-USA	100.00	100.00	0.0	0.0	0.0
ENDESA Red, S.A.
ENDESA Distribución Eléctrica, S.L.
Agrupación Acefhat, A.I.E.	Integral management of works on public thoroughfares	Barcelona	16.67	16.67	0.8	0.0	0.0
Catalana d’Iniciatives C. R., S.A.	Regional venture capital company	Barcelona	0.94	0.94	N/D	N/D	N/D
ENDESA Servicios, S.L.	Provision of services to companies	Madrid	100.00	100.00	85.2	3.0	7.0

Corporate Name	Corporate Purpose or Line of Business	Location	Voting Rights (%)	Dividend Rights (%)	Capital	Reserves	Net Income (Loss)
Mundivía, S.A.	Research and operation of IT and telecommunications services	Santander	85.00	85.00	0.6	2.6	1.3
ENDESA Marketplace, S.A.	B2B transactions using the internet	Madrid	78.00	72.09	6.7	(8.9)	0.0
Triema, S.A.	Management system marketing services	Buenos Aires-Argentina	55.00	55.00	0.0	(0.3)	0.0
Sadiel, S.A.	IT and electronics research and development	Seville	37.50	37.50	0.7	10.1	4.3
International ENDESA, B.V. (IEBV)	International financial transactions	Amsterdam-Netherlands	100.00	100.00	15.4	4.7	5.2
ENDESA Capital Finance, L.L.C.	Issuance of preferred shares	Newark-USA	100.00	100.00	N/D	N/D	N/D
Nubia 2000, S.L.	Inactive	Madrid	100.00	100.00	0.0	0.0	0.0
Nueva Compañía de Distribución Eléctrica 3, S.L.	Inactive	Madrid	100.00	100.00	0.0	0.0	0.0
Nueva Compañía de Distribución Eléctrica 4, S.L.	Inactive	Madrid	100.00	100.00	0.0	0.0	0.0
Sdad. Gestión de Activos de Generación Eléctrica, S.L.	Inactive	Madrid	100.00	100.00	0.0	0.0	0.0
Sdad. Gestión de Activos de Distribución Eléctrica, S.L.	Inactive	Madrid	100.00	100.00	0.0	0.0	0.0
Teneguía Gestión Financiera, S.L.	Finance	Santa Cruz de Tenerife	100.00	100.00	20.0	0.0	0.8
Teneguía Gestión Financiera, S. Comanditaria	Finance	Santa Cruz de Tenerife	95.72	95.72	1,567.0	(43.0)	51.5
Interbolsa, S.A.	Stock broking	Madrid	20.00	20.00	0.1	N/D	N/D
Cía. Operadora del Mercado Español de Electricidad, S.A. (Comeesa)	Economic management of the Spanish electricity market	Madrid	5.71	5.71	N/D	N/D	N/D
Red Eléctrica de España, S.A. (REE)	Transmission of electric power	Madrid	3.00	3.00	270.5	492.9	132.4
Corporación Empresarial de Extremadura, S.A.	Regional promotion	Badajoz	2.55	2.55	17.6	(3.0)	0.0
Sociedad de Fomento Industrial de Extremadura, S.A. (Sofiex)	Regional development	Badajoz	0.60	0.60	N/D	N/D	N/D

N/D = No data at the date of preparation of these consolidated financial statements.